PROSPECTUS
March 31, 2015
Class A (AMLPX)
Class C (MLCPX)
Class I (IMLPX)

6075 Poplar Avenue
Suite 720
Memphis, TN  38119

1-855-MLP-FUND (1-855-657-3863)
www.maingatefunds.com

Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  See “Principal Strategies” and “Principal Risks.”

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

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SUMMARY SECTION

Investment Objective

The investment objective of the MainGate MLP Fund (the “Fund”) is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Class A shareholders who invest, or agree to invest in the future, at least $50,000 in the Fund, may qualify for sales charge discounts. More information about these and other discounts is available from your financial professional and beginning on page 19 of the Fund’s Prospectus under “Account Information—How to Buy Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or redemption price)1	1.00%1	1.00%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fee	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.20%	0.20%	0.20%
Deferred Income Tax Expense2,3	6.34%	6.34%	6.34%
Total Annual Fund Operating Expenses	8.04%	8.79%	7.79%
Fee Waiver and/or Expense Reimbursement and Recoupment4	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement and Recoupment)	8.09%	8.84%	7.84%
1	Applies only to Class A purchases of $1,000,000 or more where no sales charge was paid that are subsequently redeemed within 18 months of purchase.

2	The Fund’s accrued deferred tax liability is reflected in its net asset value per share on a daily basis. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. Total annual Fund operating expenses before deferred taxes (after fee waivers/reimbursements and recoupment) were 1.75%, 2.50%, and 1.50% for Class A, Class C, and Class I shares, respectively.

3	Class C shares were first offered on March 31, 2014. Deferred income Tax Expense has been restated for each Class to reflect the performance impact of accrued deffered tax liabilities across the Fund, as if Class C shares had been offered for a full year.

4	The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes, such as Deferred Income Tax Expense; acquired fund fees and expenses; 12b-1 fees; and extraordinary expenses) at 1.50% of the average daily net assets of each class through March 31, 2016, subject to possible recoupment by the adviser within three years from the date of reimbursement to the extent that recoupment would not cause the Fund to exceed the expense cap. The Board of Trustees has sole authority to terminate the expense cap prior to its expiration and to approve recoupment payments.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expense remain the same.  Only the one-year number shown below reflects the expense cap.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$1,326	$2,750	$4,089	$7,097
Class C Shares	$ 867	$2,494	$4,000	$7,293
Class C Shares (no redemption)	$ 967	$2,494	$4,000	$7,293
Class I Shares	$ 773	$2,245	$3,636	$6,787

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance.  During its most recent fiscal year, the Fund’s portfolio turnover rate was 57.83% of the average value of its portfolio.

Principal Strategies

The Fund seeks to generate total return, comprised of capital appreciation and income, by investing in master limited partnership (“MLP”) interests.  The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in MLP interests under normal circumstances.  MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, MLPs are able to trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs typically distribute income quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  Because the Fund invests primarily in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a maximum rate of 35%) as well as state income taxes.

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Under normal circumstances, the Fund concentrates its investments in MLPs in the energy sector.  The Fund typically invests in MLP interests that derive their revenues primarily from energy infrastructure assets or energy-related assets or activities, including: (i) energy-related logistical assets, including the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal; (ii) businesses primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (iii) businesses that process, treat, and refine natural gas liquids and crude oil; and (iv) businesses engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel.

When selecting MLP interests for the Fund’s portfolio, the Fund’s adviser focuses on those that it believes own attractive businesses, with securities that are priced reasonably and that offer a balance of income and growth opportunities.  The adviser looks for securities that exhibit potential for earnings and cash flow growth, book or replacement values, distribution yields, and potential returns on invested capital relative to the current market prices that it deems attractive.  In evaluating potential investments, the adviser also considers a broad range of other factors, such as a company’s position in its industry sector, internal growth prospects, its pricing flexibility, possible changes in its operating environment, and management’s own equity interest.  The adviser specifically focuses on MLP interests that it deems attractive in the current market based on the following considerations:

▪ MLPs often have stable distributions and attractive growth profiles.  The adviser seeks MLPs that continue their record of achieving earnings growth through operational expansion, rate increases, and acquisitions.

▪ MLPs in certain industries that operate strategically important assets typically generate stable, predictable cash flows.  For example, certain MLPs operate midstream energy assets that provide the core infrastructure for delivery of energy products to consumers, such as the pipeline delivery of petroleum products.  The adviser believes that these MLPs are positioned to generate stable cash flows throughout economic cycles due to the inelastic nature of demand for energy.

▪ High barriers to entry.  The adviser favors MLPs with substantial asset bases and significant operations, which may enjoy a competitive advantage over other entities seeking to enter the midstream energy sector, due to high start-up costs and other barriers to entry.

▪ Inefficient market.  Because of a lack of broad institutional ownership and frequently thin retail trading, the liquidity in many MLP securities historically has been limited.  The adviser believes that due to this limited focus, the market for MLPs can experience inefficiencies which the adviser will seek to exploit.

Although the adviser favors MLPs with substantial asset bases and significant operations, the Fund may invest in MLPs of any market capitalization without limit.  Small- and mid-cap MLPs often are more volatile and less liquid than investments in larger MLPs, and more vulnerable to adverse general market or economic developments, which could increase the volatility of the Fund’s portfolio.

MLP Interests.  MLP interests in which the Fund may invest consist of MLP common units, MLP General Partner Interests and MLP I-Shares, each as described below.  The Fund may invest in different classes of MLP interests that may have different voting, trading, and distribution rights.

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MLP Common Units.  Common units of many MLPs are listed and traded on national securities exchanges.  Holders of MLP common units typically have very limited control and voting rights. Common unitholders typically are entitled to receive the minimum quarterly distribution, including arrearage rights, from the issuer.  In the event of a liquidation, unitholders are intended to have a preference on the remaining assets of the issuer over holders of subordinated units.

MLP General Partner Interests.  The general partner (or managing member) interest in an MLP typically is retained by the original sponsor of the MLP, such as its founder, corporate partner or the entity that sold assets to the MLP. These interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP.  General partner (or managing member) interests receive cash distributions, typically in an amount of up to 2% of available cash, which amount is contractually defined in the partnership or limited liability company agreement. In addition, holders of these interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution. Due to the incentive distribution rights, general partner interests have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common unitholders in the event of a reduction in the MLP’s quarterly distribution. MLPs have liabilities, such as litigation, environmental liability, and regulatory proceedings related to their business operations or transactions.  To the extent that actual outcomes differ from management’s estimates, earnings would be affected.  If recorded liabilities are not adequate, earnings would be reduced.  To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP’s liabilities, the MLP’s general partner would be liable for those amounts, which could be in excess of its investment in the MLP.  However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

MLP I-Shares.  I-Shares represent an ownership interest issued by an affiliate of an MLP, which typically are issued as publicly traded limited liability company interests.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. I-Shares represent an indirect limited partner interest in the MLP.  I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP’s I-Share holders.  I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-shares in an amount equal to the cash distributions received by common unit holders of the MLP.  I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP’s expenses.   The Fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated.   I-Shares are not redeemable at the holder’s option, and trade on a national stock exchange in the secondary market.  I-Shares may be thinly traded, based on investors’ perceptions of the MLP’s value.  The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions, and general market and economic conditions. These factors may result in the market price of the I-Shares being less than the value of its net assets.  This means that I-Shares may trade at a discount to the price of the MLP’s common units.

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Other Investments.  While the Fund will invest primarily in MLP interests, the Fund may invest up to 20% of its assets in non-MLP equity securities of U.S. and foreign companies primarily engaged in the energy sector, which equity securities may include common stocks, preferred and convertible preferred securities, stock warrants and rights; business and income trusts; derivatives; and cash and cash equivalents such as money-market instruments including obligations of the U.S. government, its agencies or instrumentalities. The Fund may invest up to 20% of its assets in foreign securities, such as foreign companies primarily engaged in the energy sector and Canadian income and royalty trusts.  Income and royalty trusts are publicly traded vehicles that gather income on royalties and pay out most of the cash flows to shareholders as distributions.  They are similar, in some respect, to MLPs and have similar risks.  The Fund may invest in foreign securities represented by American Depositary Receipts, which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by U.S. depositary banks and that generally trade on an established market in the United States.

The Fund may purchase and sell exchange-listed put and call options on MLPs and on various MLP indices.  These derivative  transactions may be used in an attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes,  or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Derivative transactions may also be used to enhance potential gain.  The use of derivative transactions is a function of numerous variables including market conditions.  The ability of the Fund to utilize these techniques successfully will depend on the adviser’s ability to predict market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options to limit leveraging of the Fund.

Sell Discipline.   The adviser believes in buying MLPs that will produce favorable results over the long-term and, therefore, the Fund does not intend to purchase or sell securities for short-term trading purposes.  However, there is no limit on the adviser’s ability to engage in short-term transactions and the adviser may sell an MLP interest without regard to portfolio turnover if the adviser identifies other investments it deems more attractive than current holdings, if the security achieves the adviser's target valuation, if the MLP investment experiences an adverse development or a change in management or management philosophy, when the advisor determines that its expectations and those of the market are mismatched, or for temporary defensive purposes. Active trading by the adviser could result in high portfolio turnover.

         Non-Diversified Fund.  The Fund is not a diversified fund, which means that its investment results may be dependent upon the results of fewer investments than other mutual funds that are diversified.

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Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

●
MLP Risk.  MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.   MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund's adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.  See “MLP Tax Risks” below.

●	Concentration Risk. The Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk, as described below.
●
Energy Sector Risk.   Energy sector companies are highly sensitive to events relating to international politics, governmental regulatory policies, including energy conservation and tax policies, fluctuations in supply and demand, environmental liabilities, threats of terrorism and to changes in exchange rates or interest rates. When the Fund invests in MLPs that operate energy-related businesses, its return on investment will be highly dependent on energy prices, which can be highly volatile.  MLPs that operate energy sector companies also can be affected by supply and demand for oil and gas, costs relating to exploration and production and the success of such explorations, access to capital, as well as by general economic conditions. Weak demand for the energy products and services in general, as well as negative developments in the world markets would adversely impact the Fund’s value. The supply of energy and the profitability of energy sector companies can be significantly affected by extreme weather, by natural disasters and by depletion of underlying oil and gas reserves.  Energy sector companies are subject to substantial government regulation and changes in government regulations may affect the profitability of such companies. Costs of compliance or remediation of environmental damages incurred by energy sector companies may not be recoverable and may increase over time if stricter environmental laws are enacted.  The Fund selects its investments in MLPs from the current small pool of issuers and, thus, demand for investment opportunities in MLPs that operate energy-related businesses may exceed the supply, which could make it difficult to operate the Fund.

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Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the MLPs owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

●
Management Risk. The Adviser’s judgments about the attractiveness, growth prospects and value of a particular MLP interest in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

●
Commodities Risk. Investments by MLPs in steel, metal, and other commodities may subject the Fund to greater volatility. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements (such as changes in the demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates or inflation rates, changes in investor expectations concerning interest rates or inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds. When the Fund invests in foreign oil royalty trusts, it will also be subject to these risks.

●	MLP Tax Risks.
o
MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

o
The portion, if any, of a distribution received by the Fund as the holder of an MLP interest that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP interest, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP interest by the Fund. The final portion of the distributions received by the Fund from underlying MLPs that are considered return of capital will not be known until the Fund receives Schedules K-1 from all of its MLP investments.

●	Fund Tax Risks.
o
The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a maximum rate of 35%) as well as state income taxes.  Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

o
In calculating the Fund’s daily Net Asset Value (“NAV”) in accordance with generally accepted accounting principles, the Fund accounts for its deferred tax liability and/or asset balances.  The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be a return of capital and for any net operating gains.  Any deferred tax liability balance will reduce the Fund’s NAV.  Upon the Fund’s sale of an MLP, the Fund will be liable for previously deferred taxes.  If the Fund is required to sell MLPs to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

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●	Deferred Tax Assets and Liabilities Risk; Potential NAV Decline
o
The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset.  The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

o
The Fund’s deferred tax liability and/or asset balances are estimated based on effective tax rates expected to apply to taxable income in the years such balances are realized.  The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.   From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

o
A portion of the Fund’s distributions to shareholders may be treated as a return of capital and would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder's basis in the Fund shares, which would cause gains to be higher, or losses to be lower, upon the sale of shares by the shareholder.

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●
Strategy Risk.  The Fund’s strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies.  This may result in unexpected and potentially significant accounting, tax and valuation consequence for the Fund and its shareholders.  In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach.  This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

●
Foreign Securities Risks.  Investing in securities of foreign issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. When the Fund invests in foreign oil royalty trusts, in addition  to the risks described above, it will also be exposed to commodity risk and reserve risk, as well as operating risk associated with those trusts.

●
Liquidity Risk.  Although certain MLP interests trade on national securities exchanges, others may trade less frequently than those of larger companies due to their smaller capitalizations. In the event that certain MLP interests experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of MLPs without an unfavorable impact on prevailing market prices. As a result, MLP interests may be difficult to dispose of at a fair price at the times when the adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to shareholders.

●
Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, lack of affordable or available financing (or inability to refinance) operations, financial leverage and reduced demand for the issuer’s products or services.

●
Small- and Mid-Cap MLP Risk.  MLPs and energy sector companies in which the Fund may invest may have small- or mid-sized market capitalizations.  The Fund considers small-cap companies to be companies with market capitalizations of less than $2 billion, and mid-cap companies to be companies with market capitalizations between $2 billion and $10 billion. Investing in the securities of small- or mid-cap companies presents particular investment risks.  These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments.  MLPs with small- and mid- capitalizations are often more volatile and less liquid than investments in larger MLPs.  Small- and mid-cap MLPs may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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●
Options Risk. Option contracts are derivative transactions that involve additional risks.  When the Fund purchases a call or put option, it assumes the risk of losing its entire premium invested in the option. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause it to hold a security it might otherwise sell.  Losses resulting from the use of options would reduce the Fund’s NAV.

●
Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that exceeds 100%.  A high portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes.  These factors may negatively affect the Fund’s performance.

●
Non-Diversification Risk.  The Fund is a non-diversified, open-end management investment company and may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  As a result, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad-based securities index.  The returns in the bar chart and best/worst quarter are for Class I shares. The returns for other classes will vary due to differences in sales charges and operating expenses.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.MainGateFunds.com or by calling 1-855-657-3863.

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Annual total returns for Class I shares
as of December 31st

                                                                                 * For the period February 17, 2011 (commencement of operations) through
December 31, 2011.

Highest Quarterly Return: Quarter ended 03/31/2013 14.80%
Lowest Quarterly Return: Quarter ended 12/31/2014 -5.56%

Average Annual Total Return as of December 31, 2014

	1 Year	Since Inception
Class I Shares (inception date: 2/17/2011)
Return Before Taxes	12.74%	13.34%
Return After Taxes on Distributions	12.54%	13.28%
Return After Taxes on Distributions and Sale of Fund Shares	7.21%	10.53%
Class A Shares (inception date: 2/17/2011)
Return Before Taxes	5.91%	11.30%
Class C Shares (inception date: 3/31/2014)
Return Before Taxes	N/A	4.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	14.15% (Class A&I) 11.67% (Class C)

After-tax returns are calculated using the historical highest federal marginal income tax rates on individuals and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Class I shares only and will vary for other classes.  Unlike the returns in the bar chart above, the returns in the table reflect the maximum applicable sales charge.

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Portfolio Management

Investment Adviser – Chickasaw Capital Management LLC

Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since February 2011:

Matthew G. Mead                                                       Principal
Geoffrey P. Mavar                                                     Principal
David N. Fleischer, CFA                                          Principal

Purchase and Sale of Fund Shares

Minimum Initial Investment $2,500 for Class A shares $2,500 for Class C shares $1,000,000 for Class I shares	To Place Buy or Sell Orders: U.S. Mail: MainGate MLP Fund Overnight: [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701
Minimum Subsequent Investments $100 for Class A shares $100 for Class C shares $10,000 for Class I shares	Overnight: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
By Phone: 1-855-MLP-FUND (1-855-657-3863)

You may sell or redeem shares through your dealer or financial adviser.  Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions generally will be taxable to you as dividend income (to the extent of your allocable share of the Fund’s current or accumulated earnings and profits) or as capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Additional Information about Principal Investment Strategies of the Fund

Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes.  Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a maximum rate of 35%) as well as state income taxes.

The adviser specifically focuses on MLP interests that it deems attractive in the current market based on the following considerations:

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MLPs often have stable distributions and attractive growth profiles.  The adviser seeks MLPs that continue their record of achieving earnings growth through operational expansion, rate increases, and acquisitions.  Over the past several years many of the major oil companies have divested midstream energy assets, providing an opportunity for MLPs to acquire these assets at attractive valuations. Divestitures may continue and may facilitate further attractive acquisition opportunities for MLPs.  Since MLPs tend to distribute most of their available cash to unit holders, the adviser believes that distributions should continue to increase as MLPs increase their earnings.

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MLPs in certain industries that operate strategically important assets typically generate stable, predictable cash flows.  For example, certain MLPs operate midstream energy assets that provide the core infrastructure for delivery of energy products to consumers, such as the pipeline delivery of petroleum products.  The adviser believes that due to the fee-based nature of certain MLPs, unrelated to commodity prices, and the long-term importance of their midstream energy assets, these MLPs are positioned to generate stable cash flows throughout economic cycles due to the inelastic nature of demand. MLP product pipelines tend to be regulated by federal and state authorities to ensure that rates are fair, and may include inflationary rate increases which provide an environment for highly predictable cash flows.

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High barriers to entry.  The adviser favors MLPs with larger asset bases and significant operations, which may enjoy a competitive advantage over other entities seeking to enter the sector. Because of the difficulty in creating new rights-of-way, particularly in densely populated regions, the relatively lower cost of expansion projects on existing systems and the high cost of constructing midstream energy assets, as well as the difficulty of developing the expertise necessary to comply with the regulations governing the operation of such assets, the barriers to enter the midstream energy sector are high.

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Inefficient market.  Because of a lack of broad institutional ownership and in-depth research, the market for MLPs often is inefficient, an opportunity which the Fund will seek to exploit.  Historically, there has been a lack of MLP ownership for many institutional investors. Because MLPs often generate unrelated business taxable income, tax-exempt investors such as pension plans, endowments, employee benefit plans, and individual retirement accounts have not traditionally been MLP investors.  MLPs are held predominantly by taxable U.S. retail investors. Because of the perceived tax-reporting burdens and complexities associated with MLP investments, MLPs have historically appealed only to certain retail investors.  The adviser believes that due to this limited focus, the market for MLPs can experience inefficiencies which the adviser will seek to exploit.

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To qualify as an MLP and in order not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. An MLP’s general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP.  The general partner generally is entitled to incentive and other distributions from the MLP substantially in excess of its 2% equity interest, plus, in many cases, the general partner also owns common units and subordinated units of the MLP. The limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Although the adviser favors MLPs with substantial asset bases and significant operations, the Fund may invest in MLPs of any market capitalization without limit.  Small- and mid-cap MLPs often are more volatile and less liquid than investments in larger MLPs, and more vulnerable to adverse general market or economic developments, which could increase the volatility of the Fund’s portfolio.

The adviser intends to effect portfolio transactions that are longer term in nature but, on occasion may engage in shorter term transactions with a significant portion of the Fund’s portfolio.  Accordingly, the turnover rate for the Fund’s portfolio may at times exceed that of other investment companies.

     Other Investments.  While the Fund will invest primarily in MLP interests, the Fund may invest up to 20% of its assets in non-MLP equity securities of U.S. and foreign companies primarily engaged in the energy sector, which equity securities may include common stocks, preferred and convertible preferred securities, stock warrants and rights; business and income trusts; derivatives; and cash and cash equivalents, such as money-market instruments, including obligations of the U.S. government, its agencies or instrumentalities. The Fund may invest up to 20% of its assets in foreign securities, such as foreign companies primarily engaged in the energy sector and Canadian income and royalty trusts.  Income and royalty trusts are publicly traded vehicles that gather income on royalties and pay out most of the cash flows to shareholders as distributions.  They are similar, in some respect, to MLPs and include similar risks.  The Fund may invest in foreign securities represented by American Depositary Receipts, which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by U.S. depositary banks and generally trade on an established market in the United States. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities.

When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing its principal investment strategies and may not achieve its investment objective.

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The Fund may sell a portfolio holding if the adviser identifies other investments it deems more attractive than current holdings, if the security achieves the adviser’s target valuation, if the MLP investment experiences an adverse development or a change in management or management philosophy, or when the adviser determines that its expectations and those of the market are mismatched.

Additional Information about Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

•	MLP Risk. Investments in MLP interests involve risks that differ from investments in common stock.
o
Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unitholders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.

o
MLPs are controlled by their general partners, which generally have conflicts of interest and contractually may limit their fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs, or require the MLP to indemnify the general partner for its own actions absent gross negligence, willful misfeasance or fraud by the general partner. These conflicts of interest and indemnification payments would reduce the assets of the MLP and their ability to make distributions to unitholders such as the Fund.

o	General partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.
o	MLPs may issue additional common units without unitholder approval, which would dilute existing unitholders’, including the Fund’s, ownership interest.
o
The Fund derives substantially all of its cash flow from investments in equity securities of MLPs or entities taxed as MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor its adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. Part of the Fund’s investment objective is to generate income, and the Fund's investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

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The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability.  In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund's adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.  See “MLP Tax Risks” below.

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Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the energy sector and may, therefore, be more susceptible to the risks of the energy sector, as described below.

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Energy Sector Risk.  Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

o
Commodity Price Risk.  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs generally are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The adviser seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

o
Commodity Risk.  The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

o
Demand Risk.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as ethanol, hydrogen and bio-fuels.

o
Depletion Risk.  A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.

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Third-Party Risks.  Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs due to high costs or reduced availability can adversely impact such MLPs.

o
Capital Risk.  MLPs employ a variety of means of increasing cash flow, including raising capital, increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from lack of capitalization and their specific business strategies. MLPs that require additional capital may be unable to locate sufficient capital on terms that are commercially feasible or advantageous and as a result, the MLP may be required to modify its growth and operating plans.  A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

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Regulatory Risks.  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

o
Weather Risk.  Extreme weather patterns, such as hurricanes, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

o
Interest Rates Risks.  A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

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Terrorism Risk.  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

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Environmental Risk.  There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments. MLPs may be subject to increased environmental regulations and increased liability for environmental contamination, which may be enacted in response to future oil spills.

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Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

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Management Risk.  The adviser’s skill in choosing appropriate investments for the Fund will play a large part in determining whether the Fund is able to achieve its investment objective. The adviser’s judgments about the attractiveness, growth prospects and value of a particular MLP interest in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. If the adviser’s assessment is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

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Commodities Risk.  Investments by underlying MLPs in steel, metal, and other commodities may subject the Fund to greater volatility.  The stock prices for companies in the commodities markets may fluctuate widely based on a variety of factors.  These include changes in overall market movements (including demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

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MLP Tax Risks.  Unlike other mutual funds, which are not subject to taxes at the entity level, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income taxes on its taxable income.

o
The Fund’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax (as well as state and local income taxes) on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

o
The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and credits from those MLPs regardless of whether they distribute any cash to the Fund. Historically, a significant portion of income from such MLPs has been offset by tax deductions and losses. The Fund will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) and is subject to state and local income tax by reason of its investments in interests of MLPs.  The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. The portion, if any, of a distribution received by the Fund as the holder of an MLP interest that is offset by the MLP's tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund's adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund. The final portion of the distributions received by the Fund from MLPs that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments.

o
The tax treatment of publicly traded partnerships, such as MLPs, could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress from time to time consider substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships, such as MLPs, and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

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The Fund's tax liability will not be known until the Fund completes its annual tax return. The Fund's tax estimates could vary substantially from the actual liability and therefore the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders of the Fund.

•	Deferred Tax, Assets and Liabilities Risks; Potential NAV Decline.
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Because the Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund's daily NAV in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

o
The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund's NAV.  The portion, if any, of a distribution from an MLP interest received by the Fund that is offset by the MLP's tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund's adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the interest in the MLP by the Fund. Upon the Fund's sale of a portfolio security, the Fund will be liable for previously deferred taxes.

o
If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund's deferred tax liability assumptions for purposes of computing the Fund's NAV per share, which would result in an immediate reduction of the Fund's NAV per share, which could be material.

o
The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV. A deferred tax asset may be used to reduce a subsequent period's income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund's deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund's deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates by the Fund in connection with the calculation of the Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

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The Fund's deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the periodic estimate of the Fund's deferred tax liability and/or asset balances used to calculate the Fund's NAV could vary dramatically from the Fund's actual tax liability, and, as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV per share, which could be material.

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Strategy Risk.  The Fund’s strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies.  This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and its shareholders.  In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach.  This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

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Liquidity Risk. Although common units of MLPs trade on various securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP interests experience limited trading volumes, the prices of such MLP interests may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such MLP interests without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

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Issuer Risk.  The value of an MLP interest may decline for a number of reasons which directly relate to the issuer, such as management performance, lack of affordable or available financing (or inability to refinance) operations, financial leverage and reduced demand for the issuer’s products or services.

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Foreign Securities Risks.  Investing in securities of foreign issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. In addition, foreign royalty trusts are exposed to commodity risk and reserve risk, as well as operating risk.

•	Small- and Mid-Cap Company Risk. To the extent the Fund invests in smaller capitalization MLP interests, the Fund will be subject to additional risks. These include:
o	The earnings and prospects of smaller companies are more volatile than larger companies.
o	Smaller companies may experience higher failure rates than do larger companies.
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The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
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Options Risk.     Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause it to hold a security it might otherwise sell.  The use of options entails additional other risks.  Options tend to limit any potential gain which might result from an increase in value of an underlying position.  Losses resulting from the use of options would reduce the Fund’s NAV, and possibly income, and such losses can be greater than if the options had not been utilized.

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Portfolio Turnover Risk.  At times, the Fund may have a portfolio turnover rate that exceeds 100%.  A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes.  These factors may negatively affect the Fund’s performance.

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Non-Diversification Risk.  The Fund is a non-diversified, open-end management investment company and may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  As a result, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.  Because the Fund will not elect to be treated as a regulated investment company under the Code, the Fund may invest a larger proportion of its assets in securities of a single issuer than typically permitted under the Code.

Is the Fund right for you?

The Fund may be suitable for:
•	Long-term investors seeking total return; and
•	Investors willing to accept greater price fluctuations in their investments than the typical equity mutual fund investor.

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General

The investment objective of the Fund may be changed without shareholder approval; except that the Fund may not change its policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in MLP interests under normal circumstances without at least 60 days’ prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold up to 100% of its assets in cash or cash equivalents, such as short-term U.S. government securities, money market instruments, securities issued by other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements.  To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest at least 80% of its assets in MLP interests under normal circumstances, the Fund may invest in cash or cash equivalents at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.  To the extent that the Fund engages in these temporary or defensive measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How To Buy Shares

Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.  Mailing addresses containing only a P.O. Box will not be accepted.  We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses, but otherwise do not sell Fund shares to investors residing outside the U.S., Puerto Rico, Guam and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number or tax identification number and permanent street address.  Please note that your application may be returned, and your account may not be opened, if you fail to provide the required information.

Please contact the transfer agent at 1-855-MLP-FUND (1-855-657-3863) if you need additional assistance when completing your Application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

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Class A and Class C shares can be purchased directly through the Fund’s distributor or other financial institutions, which may charge transaction fees with respect to your purchase.  Class A and Class C shares require an initial minimum investment of $2,500 and minimum subsequent investments of $100. Class I shares require an initial minimum investment of $1,000,000 and minimum subsequent investments of $10,000.

Class A shares charge a 0.25% 12b-1 fee and Class C shares charge a 1.00% 12b-1 fee.  Both Class A and Class C are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into an agreement with the Fund’s distributor. Class I shares do not pay any 12b-1 fees.

           You may be eligible to purchase more than one class of shares.  If so, you should compare the fees and expenses applicable to each class and decide which is better for you.  Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with one class than you would with another. In addition, you may be eligible to convert Class A shares to Class I shares at any time if you are eligible to purchase Class I shares.  For information on how to convert your Class A shares, including eligibility requirements, see “Converting to Class I” below.

The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this prospectus.  If you choose to purchase or redeem shares directly from the Fund, you will not incur transaction charges on purchases or redemptions.  However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.  You should contact your broker-dealer or other financial institution to determine whether that institution is authorized to accept purchase and redemption orders on the Fund’s behalf.

              Minimum initial and subsequent purchase amounts may be reduced or waived by the Fund's Adviser for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in the Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund, employees of the Adviser and its affiliates and their family members, investment advisory clients of the Adviser, and current or former Trustees of the Trust and their family members.  Certain financial intermediaries also may have investment minimums, which may differ from the Fund's minimums, and may be waived at the intermediaries' discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

Class A Shares

Front End Sales Charge. The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares:

Total Amount Invested	Sales Charge as a % of Offering Price*	Sales Charge as a % of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1 million or more	None	None

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*Offering price is the NAV of the Class A shares plus the applicable sales charge.

Contingent Deferred Sales Charge. There is no initial sales charge for purchases of Class A shares of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on redemptions made within 18 months of purchase.

From its own profits and resources, the adviser will pay a finder’s fee of 1.00% of the initial purchase price to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund. In such cases, starting in the nineteenth month after purchase, the authorized dealer will also receive an annual distribution fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. If a CDSC is imposed on shares that are redeemed within 18 months of purchase, all or part of the CDSC may be used to reimburse the adviser for a previously paid finder’s fee.

The CDSC will be based on the lower of the current NAV or the historical cost of shares (i.e. purchase price), whichever is lower. The CDSC may be waived under certain circumstances, including in instances where an authorized dealer has waived its receipt of the finder’s fee described above.

The adviser may waive the sales load imposed on Class A shares at its discretion.  Typically, the adviser will waive Class A sales loads for the following purchasers: (1)  any affiliate of the adviser or any of the Fund’s officers or trustees; (2) registered representatives of any broker-dealer authorized to sell Fund shares; (3) members of the immediate families of any of the foregoing; (4) fee-based investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing on behalf of their customers; and (5) retirement, profit-sharing and pension plans that invest $1 million or more or that have more than 100 participants.

Information regarding sales loads is not separately available on the Fund’s website because this information is described in this Prospectus as well as the Fund’s Statement of Additional Information, both of which are available on the Fund’s website.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more in Class A Shares of the Fund over a 13-month period, you may reduce your sales charge by signing a non-binding letter of intent. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of the Fund. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your spouse or domestic partner, and your dependent children. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent. Class A Shares equal to 5.75% of the amount of the Letter Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The Fund is not responsible for making this determination. You must notify the transfer agent or your financial intermediary at the time of purchase if a quantity discount is applicable. You may be required to provide the Fund or your financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at approved financial intermediaries. You should retain any records necessary to substantiate the purchase price of your Fund shares, as the Fund and your financial intermediary may not retain this information.

Rights of Accumulation.  You may combine your new purchase of Class A shares with other Class A shares currently owned by you, your spouse or domestic partner, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse or domestic partner and/or your children under age 21 own.  You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Converting to Class I:   You may be able to convert Class A shares to Class I shares at any time if you are eligible to purchase Class I shares.  To request a conversion, please contact the Fund’s transfer agent at 1-855-MLP-FUND (1-855-657-3863) or mail your request to:

U.S. Mail: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

If you hold Class A shares through an investment adviser, broker-dealer or other financial intermediary, please contact your financial intermediary to determine whether you may convert to Class I shares, and whether any rules or restrictions apply.  The Fund may permit financial intermediaries to convert Class A shares held by their customers in fee-based programs to Class I shares of the Fund, so long as the value of such shares held by the financial intermediary’s customers through the program totals at least $1,000,000 (or if the financial intermediary expects that the value of shares held by investors through the asset-based fee program will reach $1,000,000).

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Class C Shares

Contingent Deferred Sales Charge. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within twelve months of purchase. The CDSC is assessed on an amount equal to the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed, whichever is lower. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is assessed on Class C Shares derived from reinvestment of dividends or capital gain dividends. To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.  You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a CDSC on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

(i)      redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)      required minimum distributions from a tax-deferred retirement plan or an IRA as required under the Code.

Shareholders who think they may be eligible for a CDSC waiver should contact the Transfer Agent or their financial intermediary. A shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Class I Shares

Class I Shares may be purchased without the imposition of any front end sales charge or CDSC, and without any distribution (12b-1) fee or service fee.

Initial Purchase

By Mail - Your initial purchase request must include:

●	a completed and signed investment application form;

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to MainGate MLP Fund; and

●	an indication of whether Class A, Class C or Class I shares are to be purchased.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post dated checks or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

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Mail the application and check to:

U.S. Mail: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications, orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Wire - If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
MainGate MLP Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment.  Your share price will be the NAV (plus any applicable sales charge) next calculated after the transfer agent or your financial intermediary receives your request in good order. “Good Order” means that your purchase request includes:

•	The name of the Fund,
•	The dollar amount of shares to be purchase,
•	Your purchase application or investment stub, and
•	A check or wire payable to the Fund.

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All requests received in good order before 4:00 p.m. Eastern time on a day that the Fund calculates its NAV will be processed at the NAV, plus any applicable sales charge, calculated on that day.  Requests received after 4:00 p.m. Eastern time will receive the applicable price calculated on the next business day.

If you are making a subsequent purchase by wire, your bank should wire funds as indicated above.  Before each wire purchase, you should notify the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase

Investors may purchase additional shares of the Fund by calling 1-855-MLP-FUND (1-855-657-3863). If you did not decline telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase by telephone. If your order is received before 4 p.m. Eastern time on a day that the Fund calculates its NAV, your shares will be purchased at the NAV, plus any applicable sales charge, calculated on that day.

Automatic Investment Plan

Once your account has been opened with the initial investment minimum, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis.  In order to participate in the Plan, each additional purchase must meet the required minimum subsequent investment amount for the applicable class, and your financial institution must be a member of the Automated Clearing House (ACH) network.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-855-MLP-FUND (1-855-657-3863) if you have questions.  Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.

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Systematic Withdrawal Plan

If you own shares with a value of $10,000 or more in Class A or Class C, or $5,000,000 or more in Class I, you may participate in the Systematic Withdrawal Plan (SWP).  The SWP allows you to make automatic withdrawals from your account at regular intervals (monthly, quarterly or annually).  Proceeds can be mailed via check to the address of record, or sent via electronic funds transfer though the ACH system to your bank account if your bank is an ACH system member.  If the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  Money will be transferred from your Fund account to the account you chose at the interval you select on the Application.  If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the SWP because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.  There is no minimum on systematic withdrawals.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  Please contact Shareholder Services at 1-855-MLP-FUND (1-855-657-3863) for information regarding opening an IRA or other retirement account.  Please consult with an attorney or tax adviser regarding these plans.  The adviser has chosen to pay the custodial fees for IRAs.  However, the Fund reserves the right to charge shareholders for this service in the future.

Distribution Plans

The Fund has adopted compensation plans under Rule 12b-1 with respect to Class A and Class C shares pursuant to which the Fund pays a fee of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares to the Fund’s adviser or any broker-dealer or financial institution to help defray the cost of distributing or servicing Class A or Class C shareholders, including sales and marketing expenses.  These fees will, over time, reduce the net investment results of Class A or Class C shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.  For example, the higher 12b-1 fee for Class C shares may cost you more over time than paying the initial sales charge for Class A shares.  Class I shares, for shareholders who meet the investment minimum, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by the Fund.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the Fund.  The Fund and its transfer agent may refuse any purchase order for any reason.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  Investors should contact their broker-dealer or other financial institution, or call the Fund’s toll-free number, to determine whether a broker-dealer or other financial institution is authorized to accept purchase and redemption orders on the Fund’s behalf.  The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the applicable price next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

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Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your state's abandoned property laws.

How To Redeem Shares

You may receive redemption payments by check, federal wire transfer to your pre-established bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network using the bank instructions previously established for your account. Redemption proceeds will typically be sent on the business day following your redemption but no later than the seventh calendar day after receipt of the redemption request by U.S. Bancorp Fund Services, LLC. If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay payment of redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.  Wires are subject to a $15 fee.  Wire fees are deducted from proceeds only in the event of complete or share specific liquidations. In the case of dollar specific redemptions, fees will be deducted above and beyond redemption proceeds. In the case of dollar certain redemptions, fees will be deducted from the remaining account balance.  There is no charge to have proceeds sent via ACH.  Credit for proceeds sent by ACH is usually available within 2 to 3 days.  In all cases proceeds will be processed within seven calendar days after the Fund receives your redemption request.  The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail

You may request a redemption in any amount by mail.  Your request should be addressed to:

U.S. Mail: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: MainGate MLP Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

You may request a redemption by providing a letter of instruction, including your name, the name of the Fund, the account number, and the share or dollar amount to be redeemed.  Your letter should be signed by all owner(s) on the account and with signature guarantees, if applicable. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your request less any applicable CDSC.

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A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner will be required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the transfer agent within the last 30 calendar days; and
•	For all redemptions in excess of $25,000 from any shareholder account.

The Fund reserves the right, at its sole discretion, to waive any signature guarantee requirement.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

By Telephone

Unless telephone options were declined on your account application, you may request a redemption (up to $25,000) in the Fund by calling Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  If you declined the option and would like to add it at a later date, a letter signed by all account owners with a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source will be required. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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The Fund or its transfer agent may terminate the telephone redemption procedures at any time.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Fund Policy on Market Timing

The Fund discourages market timing and will not accommodate frequent purchases and redemptions of Fund shares.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $50,000 from making an investment in the Fund for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Fund are required to implement this purchase blocking policy or another policy that the Fund determines is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases of shares having a value of less than $50,000; retirement plan contributions; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Fund is not utilizing a round-trip policy, the Fund’s transfer agent employs procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Fund to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than the policy described above, the Fund has not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Fund will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If the transfer agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities or refuse to process purchase or exchange orders for those accounts. In its discretion, the transfer agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the transfer agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The transfer agent also reserves the right to notify financial intermediaries of a shareholder’s trading activity.

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If excessive trading is detected in an omnibus account, the Fund shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Fund determines that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Fund may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to the Fund. The Fund’s policies and procedures are designed to comply with applicable federal rules requiring them to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Fund upon request. However, there can be no guarantee that all excessive, short term, or other trading activity that the Fund may consider inappropriate will be detected even with such agreements in place.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Fund seeks to discourage excessive trading cannot eliminate the possibility that such trading activity in the Fund will occur. The Fund currently does not charge a redemption fee (other than the 1.00% CDSC on purchases of $1 million or more of Class A shares redeemed within 18 months of purchase and the 1.00% CDSC on Class C shares redeemed within 12 months of purchase). The Fund reserves the right, however, to impose such a fee or otherwise modify its policies at any time in the future.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen business days.  If you redeem your shares shortly after their purchase, the redemption payment for the shares will be delayed until the Fund has collected the purchase price of the shares.  Also, when the New York Stock Exchange (the “NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.  You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

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Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $250 for Class A and Class C shares and $10,000 for Class I shares, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class (plus any applicable sales charge).  The NAV per share for each class of shares of the Fund is determined once daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open for trading. The Board reserves the right to calculate the NAV per share and adjust the offering price more frequently than once daily if deemed desirable. NAV per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest and Fund’s deferred tax asset, if any, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses and the Fund’s deferred tax liability) attributable to such class, by the total number of shares of the class outstanding. Differences in NAVs per share of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the 12b-1 service fees applicable to Class A and Class C shares.  Requests to purchase and sell shares are processed at the applicable NAV (plus any applicable sales charge in the case of purchases and less any applicable CDSC in the case of sales) next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded.  Lacking a closing price, a security is valued at its last bid price except when, in the adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  If market quotations are not readily available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures established by the Board of Trustees and under the Board’s ultimate supervision.  Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations.  Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders.  However, there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

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Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.  In calculating the Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances.  The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be a return of capital and for any net operating gains.  Any deferred tax liability balance will reduce the Fund’s NAV.  Upon the Fund’s sale of an MLP, the Fund will be liable for previously deferred taxes.  If the Fund is required to sell MLPs to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the Fund’s NAV.  To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset.  The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax liability and/or asset balances are estimated based on effective tax rates expected to apply to taxable income in the years such balances are realized.  The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary substantially from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.   From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available.  Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

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The Fund’s strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies.  This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and its shareholders.  The Fund may change its accounting, tax and valuation procedures and practices over time, which could have material adverse consequences on the Fund and its shareholders.

Dividends, Distributions and Taxes

Dividends and Distributions.  It is the policy of the Fund each fiscal quarter to distribute substantially all of its net income, after taxes (i.e., generally, the income that it earns from cash distributions and interest on its investments, and any capital gains, net of expenses). The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund.  Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. Unless requested otherwise by a shareholder by telephone or in writing, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.  Reinvested distributions will increase a shareholder’s basis in Fund shares.

Individuals who invest in the Fund through IRAs or other tax-deferred arrangements generally will be liable for taxes on dividend income distributed by the Fund when monies are withdrawn from the tax-deferred arrangement.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

Certain U.S. Federal Income Tax Matters.  The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.

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Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Internal Revenue Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

Federal Income Taxation of the Fund.  Although the Internal Revenue Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. Based upon the adviser’s review of the historic results of MLP investment by the adviser on behalf of its private client accounts, the adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph).  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.

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The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from the investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders.

Receipt of Distributions.  Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers.  Under current federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 23.8% (including a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates). For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

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In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Internal Revenue Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Redemptions and Sales of Shares.  A redemption of Fund shares will be treated as a sale or exchange of such shares, provided the redemption either: (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of a shareholder’s entire interest in the Fund; or (iv) is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 23.8% (including a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates). Long-term capital gains of a corporate shareholder are subject to minimum Federal income tax rate of 35%.  The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Trust is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

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Foreign, State and Local Taxes.  It is possible that the Fund may be liable for foreign withholding taxes on income from foreign sources, as well as foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Backup Withholding.  Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN-E, or other applicable form. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

Cost Basis Reporting.  Federal law requires that certain corporations (or their transfer agents) report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Form 1099s when “covered” securities are redeemed.  Covered securities include stock of the Fund.  The Fund has chosen “high cost” as its standing (default) tax lot identification method for all shareholders.  In general, you may choose a method different than the Fund’s standing method and will be able to do so no later than at the time of your redemption of particular shares.  Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Chickasaw Capital Management LLC, 6075 Poplar Avenue, Suite 720, Memphis, Tennessee 38119, serves as the adviser to the Fund pursuant to a management agreement (the “Agreement”) between MainGate Trust, on behalf of the Fund, and the adviser. The Agreement is subject to annual review and approval by the Board of Trustees.  Under the Agreement, the adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio.  The adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.  Although the adviser has limited prior experience managing a mutual fund, the advisor has managed client accounts that invest in MLPs and other securities on a discretionary basis using the same investment strategies that it uses to manage the Fund since 2003.  A discussion regarding the basis for the Board of Trustees’ most recent approval of the Agreement is available in the Fund’s semi-annual report dated May 31, 2014.

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Pursuant to the Agreement, the Fund is obligated to pay the adviser a management fee equal to 1.25% of the Fund’s average daily net assets.   The adviser contractually has agreed to cap certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes, such as deferred income tax expense; any indirect expenses,  such as fees and expenses of acquired funds; 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund.  The contractual agreement is in effect through March 31, 2016.  Expenses paid by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the payment was made, provided that the Fund is able to make the repayment without exceeding the expense cap.  For the fiscal year ended November 30, 2014, the Fund paid the adviser a management fee (after applicable fee waivers and/or expense reimbursement and expense recapture) of 1.30% of average net assets, which included 0.05% of recaptured expenses that were previously waived or reimbursed by the adviser.

The adviser, not the Fund, may pay certain Financial Intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

The Fund’s portfolio managers have day-to-day responsibility for managing the Fund’s portfolio and are jointly responsible for making the investment decisions for the Fund.  A majority of the portfolio managers must approve the purchase of any new portfolio companies and the sale of existing portfolio companies.  The Fund’s portfolio managers are:

Matthew G. Mead - Matthew G. Mead is a Principal of the Adviser.  Prior to co-founding the adviser in 2003, Mr. Mead joined Goldman Sachs & Co. in 1992 and served as a Vice President until 2001.  Mr. Mead began managing portfolios including MLP assets on a discretionary basis during his tenure at Goldman Sachs.  He has diverse investment experience across public and private equity, fixed income, and derivative markets.  In September 2001, Mr. Mead co-founded Green Square Capital Management, LLC (“GSCM”), where he was a partner until October 2003.  Mr. Mead is the President of Chickasaw Securities, LLC, a subsidiary of the Adviser that is registered as a broker-dealer and a member of FINRA/SIPC.  He has been a member of the Board of Directors of Oakworth Capital Bank in Birmingham, AL since 2008.  Mr. Mead earned an MBA from the Fuqua School of Business, Duke University in 1992 and a B.S. with a double major in Economics and Finance from Birmingham-Southern College in 1990.

Geoffrey P. Mavar - Geoffrey P. Mavar is a Principal of the Adviser.  Prior to co-founding the adviser in 2003, Mr. Mavar joined Goldman Sachs & Co. in 1990 and served as a Vice President until 2001.  Mr. Mavar began managing portfolios including MLP assets on a discretionary basis while at Goldman Sachs.  In September, 2001, Mr. Mavar co-founded GSCM, where he was a partner until October 2003.  Mr. Mavar is the Chief Financial Officer of Chickasaw Securities, LLC.  Mr. Mavar received his MBA in Finance from The Owen Graduate School of Management, Vanderbilt University, in 1990 and earned his B.A. from the University of Mississippi in 1984. He is a past member of the Alumni Board of Directors of The Owen Graduate School of Management, Vanderbilt University, having served from 1998 to April 2007.

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David N. Fleischer, CFA - David N. Fleischer is a Principal of the Adviser since 2006.  Mr. Fleischer most recently was a Managing Director at Kayne Anderson Capital Advisors, LP, where he served as a portfolio manager for their alternative investment fund and closed-end fund assets that exceeded $1 billion.  Mr. Fleischer was a Managing Director at Goldman Sachs & Co., serving on its Investment Policy and Stock Selection Committees for over 10 years and was the business unit leader for the firm’s energy research. Mr. Fleischer was responsible for investment research of MLPs, natural gas companies and gas utilities, and was an Institutional Investor ranked analyst for 16 consecutive years in natural gas.  Mr. Fleischer graduated from the University of Pennsylvania with a B.A. in Economics in 1970 and received an MBA from The Wharton School of the University of Pennsylvania in 1976.  Mr. Fleischer served four years active duty in the U.S. Navy, attaining the rank of Lieutenant Commander.  He received the Chartered Financial Analyst (CFA) designation in September 1980.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including their compensation, other accounts that they manage, and ownership of Fund shares.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MLP-FUND (1-855-657-3863) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies within thirty days after receiving your request.  This policy does not apply to account statements.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s recent financial performance.  Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the independent registered public accounting firm Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Class A Shares Per Share Data(2)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$12.00	$10.37	$ 9.76	$----
Public offering price	--	--	--	10.00
Income from Investment Operations
Net investment loss(3)	(0.09)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain on investments	2.11	2.32	1.30	0.13
Total increase from investment operations	2.02	2.26	1.24	0.08
Less Distributions to Shareholders
Net investment income	(0.06)	--	--	--
Return of Capital	(0.57)	(0.63)	(0.63)	(0.32)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.32)
Net Asset Value, end of period	$13.39	$12.00	$10.37	$9.76
Total Investment Return	17.01%	22.22%	12.89%	0.80%(4)
Supplemental Data and Ratios
Net assets, end of period	$175,523,649	$127,777,305	$27,756,364	$1,769,297
Ratio of waiver (recoupment) to average net assets(5)	(0.05)%	0.04%	0.41%	9.31%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets (6,7)	7.19%	9.69%	6.01%	8.53%(4)
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	8.89%	11.48%	8.17%	19.59%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	8.94%	11.44%	7.76%	10.28%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	1.70%	1.79%	2.16%	11.06%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	1.75%	1.75%	1.75%	1.75%
Ratio of net investment loss (including deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(0.64)%	(0.58)%	(1.04)%	(9.99)%
Ratio of net investment loss (including deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(0.69)%	(0.54)%	(0.63)%	(0.68)%
Ratio of net investment loss (excluding deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(1.07)%	(0.99)%	(1.29)%	(10.27)%
Ratio of net investment loss (excluding deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(1.12)%	(0.95)%	(0.88)%	(0.97)%
Portfolio turnover rate(9)	57.83%	90.59%	106.26%	175.43%(4)

(1) Commencement of operations.

(2) Information presented relates to a Class A share outstanding for the entire period.

(3) Calculated using average shares outstanding method.

(4) Not annualized.

(5) For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.

(6) For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $12,226,299 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $29,149,971 in net deferred tax expense, of which $8,448,503 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $741,282 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $42,955 is attributable to Class A.

(7) For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $21,899 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $10,848 is attributable to Class A.

(8) For the year ended November 30, 2014, the Fund accrued $3,704,675 in deferred tax benefit, of which $748,704 is attributable to Class A.  For the year ended November 30, 2013, the Fund accrued $1,263,406 in deferred tax benefit, of which $366,172 is attributable to Class A.  For the year ended November 30, 2012, the Fund accrued $192,859 in deferred tax benefit, of which $31,645 is attributable to Class A.  For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in deferred tax benefit, of which $1,426 is attributable to Class A.

(9) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Table of Contents - Prospectus

Class I Shares Per Share Data(2)	Year Ended November 30, 2014	Year Ended November 30, 2013 2012	Year Ended November 30, 2012	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$12.10	$10.42	$ 9.79	$----
Public offering price	--	--	--	10.00
Income from Investment Operations
Net investment loss(3)	(0.06)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain on investments	2.13	2.34	1.30	0.14
Total increase from investment operations	2.07	2.31	1.26	0.11
Less Distributions to Shareholders
Net investment income	(0.06)	--	--	--
Return of capital	(0.57)	(0.63)	(0.63)	(0.32)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.32)
Net Asset Value, end of period	$13.54	$12.10	$10.42	$9.79
Total Investment Return	17.29%	22.60%	13.06%	1.10%(4)
Supplemental Data and Ratios
Net assets, end of period	$916,217,095	$343,055,922	$90,274,137	$24,126,166
Ratio of waiver (recoupment) to average net assets(5)	(0.05)%	0.04%	0.41%	9.31%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets (6,7)	6.15%	9.69%	6.01%	8.53%(4)
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	7.60%	11.23%	7.92%	19.34%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment (5,6,7)	7.65%	11.19%	7.51%	10.03%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment (5,6,7)	1.45%	1.54%	1.91%	10.81%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment (5,6,7)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss (including deferred tax benefit and franchise tax expense) to average net assets before (waiver) recoupment (5,7,8)	(0.40)%	(0.33)%	(0.79)%	(9.74)%
Ratio of net investment loss (including deferred tax benefit and franchise tax expense) to average net assets after (waiver) recoupment (5,7,8)	(0.45)%	(0.29)%	(0.38)%	(0.43)%
Ratio of net investment loss (excluding deferred tax benefit and franchise tax expense) to average net assets before (waiver) recoupment (5,7,8)	(0.84)%	(0.74)%	(1.04)%	(10.02)%
Ratio of net investment loss (excluding deferred tax benefit) and franchise tax expense to average net assets after (waiver) recoupment (5,7,8)	(0.89)%	(0.70)%	(0.63)%	(0.72)%
Portfolio turnover rate(9)	57.83%	90.59%	106.26%	175.43%(4)

(1) Commencement of operations.

(2) Information presented relates to a Class I share outstanding for the entire period.

(3) Calculated using average shares outstanding method.

(4) Not annualized.

(5) For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.

(6) For the period ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $39,179,849 is attributable to Class I. For the period ended November 30, 2013, the Fund accrued $29,149,971 in net deferred tax expense, of which $20,701,468 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $3,776,461 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $327,402 is attributable to Class I.

(7) For the period ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $90,128 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $26,582 is attributable to Class I.

(8) For the year ended November 30, 2014, the Fund accrued $3,704,675 in deferred tax benefit, of which $2,913,108 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $1,263,406 in deferred tax benefit, of which $897,234 is attributable to Class I.  For the year ended November 30, 2012, the Fund accrued $192,859 in deferred tax benefit, of which $161,214 is attributable to Class I.  For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in deferred tax benefit, of which $10,865 is attributable to Class I.

    (9) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Table of Contents - Prospectus

Class C Shares Per Share Data(2)	March 31, 2014(1) – November 30, 2014
Net Asset Value, beginning of period	$----
Public offering price	13.00
Income from Investment Operations
Net investment loss(3)	(0.14)
Net realized and unrealized gain on investments	1.06
Total increase from investment operations	0.92
Less Distributions to Shareholders
Net investment income	(0.04)
Return of capital	(0.43)
Total distributions to shareholders	(0.47)
Net Asset Value, end of period	$13.45
Total Investment Return	7.09%(4)
Supplemental Data and Ratios
Net assets, end of period	$25,987,231
Ratio of waiver (recoupment) to average net assets(5)	(0.05)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6, 7)	2.10%(4)
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	4.55%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	4.60%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	2.45%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	2.50%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment) (5,7,8)	(1.58)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment) (5,7,8)	(1.63)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment) (5,7,8)	(1.90)%
Ratio of net investment loss (excluding net deferred tax benefit) and franchise tax expense to average net assets after waiver(5,7,8)	(1.95)%
Portfolio turnover rate(9)	57.83%

(1) Commencement of operations.
(2) Information presented relates to a Class C share outstanding for the entire period.
(3) Calculated using average shares outstanding method.
(4) Not annualized.
(5) For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.
(6) For the period from March 31, 2014 to November 30, 2014, the Fund accrued $20,001,167 in net deferred tax expense, of which $265,741 is attributable to Class C.
(7) For the period from March 31, 2014 to November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $1,508 is attributable to Class C.
(8) For the period from March 31, 2014 to November 30, 2014, the Fund accrued $3,226,113 in net deferred tax benefit, of which $42,863 is attributable to Class C.
(9) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Table of Contents - Prospectus

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information.  The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund.  Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Table of Contents - Prospectus

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports:  While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI):  The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at 1-855-MLP-FUND (1-855-657-3863).  You may also request other information about the Fund and make shareholder inquiries.  Alternatively, the Fund’s SAI and Annual and Semi-Annual reports are also made available, free of charge, on the Fund’s internet site at www.MainGateFunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s internet site at http://sec.govhttp://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-22492

Table of Contents - Prospectus	48